Exhibit 99.1

BWX TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On June 30, 2015, The Babcock & Wilcox Company (“B&W” or the “Company”) completed the separation of its Power Generation business (with related captive insurance operations which were contributed by B&W) from its Government and Nuclear Operations business into two publicly traded companies through a spin-off. After the spin-off, the Power Generation business is now called Babcock & Wilcox Enterprises, Inc. (“BW”), and on June 30, 2015 the Company changed its name to BWX Technologies, Inc. (“BWXT”).

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2015 and the unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012, have been derived from the historical financial statements of the Company (“we”, “us” or “our”) as if the disposal of BW occurred as of January 1, 2012. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2015 reflects our results as if the separation and related transactions described above had occurred as of such date.

Due to the spin-off of BW, when the Company issues financial statements beginning with the period ending June 30, 2015 and for the year ending December 31, 2015, the historical results of BW will be reclassified as discontinued operations in accordance with Financial Accounting Standards Board Codification Topic 205-20, Presentation of Financial Statements – Discontinued Operations.

The pro forma adjustments include assumptions that management believes are reasonable. The pro forma adjustments may differ from the adjustments that will be calculated to report the BW business as discontinued operations in our future filings.

These unaudited pro forma condensed consolidated financial statements set forth below are based on available information and assumptions that we believe are factually supportable and are presented for illustrative purposes only. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the operating results or the financial position that would have been achieved had the spin-off of BW been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the accompanying unaudited notes should be read together with our annual report on Form 10-K for the year ended December 31, 2014 and our quarterly report on Form 10-Q for the quarter ended March 31, 2015.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our future performance or what our results of operations and financial position would have been if we had operated as an independent public company during the periods presented or if the transactions reflected in the pro forma adjustments had actually occurred as of the dates assumed. The unaudited pro forma condensed consolidated financial statements also do not reflect any significant changes that may occur after the spin-off.

BWX TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2015

	Historical BWXT	Distribution of BW (a)	Other (e)	BWXT Pro Forma
	(in thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$274,394	$(216,096)	$—	$58,298
Restricted cash and cash equivalents	50,670	(24,097)	—	26,573
Investments	10,469	(5,757)	—	4,712
Accounts receivable – trade, net	404,941	(240,685)	—	164,256
Accounts receivable – other	51,448	(44,204)	—	7,244
Contracts in progress	395,542	(102,925)	—	292,617
Inventories	109,659	(97,499)	—	12,160
Deferred income taxes	73,892	(33,205)	—	40,687
Other current assets	49,820	(13,478)	—	36,342

Total Current Assets	1,420,835	(777,946)	—	642,889

Property, Plant and Equipment	1,171,347	(333,500)	—	837,847
Less accumulated depreciation	742,704	(191,157)	—	551,547

Net Property, Plant and Equipment	428,643	(142,343)	—	286,300

Investments	8,263	(208)	—	8,055

Goodwill	376,478	(206,564)	—	169,914

Deferred Income Taxes	250,221	(127,032)	—	123,189

Investments in Unconsolidated Affiliates	133,691	(101,103)	—	32,588

Intangible Assets	105,573	(45,821)	—	59,752

Other Assets	68,430	(21,882)	—	46,548

TOTAL	$2,792,134	$(1,422,899)	$—	$1,369,235

See accompanying noted to unaudited pro forma condensed consolidated financial statements.

BWX TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2015

	Historical BWXT	Distribution of BW (a)	Other (e)	BWXT Pro Forma
	(in thousands)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Notes payable and current maturities of long-term debt	$18,219	$(3,219)	$—	$15,000
Accounts payable	199,349	(135,869)	—	63,480
Accrued employee benefits	86,673	(33,730)	—	52,943
Accrued liabilities – other	101,512	(53,575)	—	47,937
Advance billings on contracts	254,844	(174,654)	—	80,190
Accrued warranty expense	53,722	(38,025)	—	15,697
Income taxes payable	19,421	(11,521)	—	7,900
BW closing contribution	—	—	102,000	102,000

Total Current Liabilities	733,740	(450,593)	102,000	385,147

Long-term Debt	281,250	—	30,000	311,250

Accumulated Postretirement Benefit Obligation	56,939	(27,519)	—	29,420

Environmental Liabilities	56,548	—	—	56,548

Pension Liability	558,763	(250,638)	—	308,125

Other Liabilities	57,970	(39,380)	—	18,590

Commitments and Contingencies
Stockholders’ Equity:
Stockholders’ equity	1,036,622	(664,678)	(132,000)	239,944
Accumulated other comprehensive income	(4,896)	11,005	—	6,109

Stockholders’ Equity – BWX Technologies, Inc.	1,031,726	(653,673)	(132,000)	246,053
Noncontrolling interest	15,198	(1,096)	—	14,102

Total Stockholders’ Equity	1,046,924	(654,769)	(132,000)	260,155

TOTAL	$2,792,134	$(1,422,899)	$—	$1,369,235

See accompanying noted to unaudited pro forma condensed consolidated financial statements.

BWX TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2015

	Historical BWXT	Pro Forma Adjustments (b)		BWXT Pro Forma
	(in thousands, except share and per share amounts)
Revenues	$730,565	$(395,079)		$335,486

Costs and Expenses:
Cost of operations	539,921	(312,282)		227,639
Research and development costs	8,346	(4,518)		3,828
Losses (Gains) on asset disposals and impairments, net	15	(18)		(3)
Selling, general and administrative expenses	103,707	(53,281)		50,426
Special charges for restructuring activities	2,502	(2,354)		148
Costs to spin-off BW	5,044	(3,527	) (c)	1,517

Total Costs and Expenses	659,535	(375,980)		283,555

Equity in Income (Loss) of Investees	(219)	2,071		1,852

Operating Income	70,811	(17,028)		53,783

Other Income (Expense):
Interest income	174	(148)		26
Interest expense	(2,363)	140		(2,223)
Other – net	(1,715)	311		(1,404)

Total Other Income (Expense):	(3,904)	303		(3,601)

Income before Provision for (Benefit from) Income Taxes	66,907	(16,725)		50,182

Provision for (Benefit from) Income Taxes	21,866	(5,649	) (d)	16,217

Net Income	$45,041	$(11,076)		$33,965

Net Income Attributable to Noncontrolling Interest	216	52		268

Net Income Attributable to BWX Technologies, Inc.	$45,257	$(11,024)		$34,233

Earnings per common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.42			$0.32
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.42			$0.32

Shares in Used in the Computation of Earnings per Share:
Basic	106,775,916			106,775,916
Diluted	107,146,494			107,146,494

See accompanying noted to unaudited pro forma condensed consolidated financial statements.

BWX TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2014

	Historical BWXT	Pro Forma Adjustments (b)		BWXT Pro Forma
	(in thousands, except share and per share amounts)
Revenues	$2,923,019	$(1,472,409)		$1,450,610

Costs and Expenses:
Cost of operations	2,409,376	(1,256,342)		1,153,034
Research and development costs	73,234	(18,483)		54,751
Losses (Gains) on asset disposals and impairments, net	1,081	(1,752)		(671)
Selling, general and administrative expenses	436,552	(206,175)		230,377
Special charges for restructuring activities	41,091	(20,183)		20,908
Costs to spin-off BW	6,063	(5,902	) (c)	161

Total Costs and Expenses	2,967,397	(1,508,837)		1,458,560

Equity in Income of Investees	41,756	(8,681)		33,075

Operating Income (Loss)	(2,622)	27,747		25,125

Other Income (Expense):
Interest income	1,028	(795)		233
Interest expense	(7,579)	492		(7,087)
Other – net	14,639	(775)		13,864

Total Other Income (Expense):	8,088	(1,078)		7,010

Income before Provision for (Benefit from) Income Taxes	5,466	26,669		32,135

Provision for (Benefit from) Income Taxes	(15,991)	17,682	(d)	1,691

Net Income	$21,457	$8,987		$30,444

Net Income Attributable to Noncontrolling Interest	7,931	365		8,296

Net Income Attributable to BWX Technologies, Inc.	$29,388	$9,352		$38,740

Earnings per common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.27			$0.36
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.27			$0.36

Shares in Used in the Computation of Earnings per Share:
Basic	108,477,262			108,477,262
Diluted	108,761,092			108,761,092

See accompanying noted to unaudited pro forma condensed consolidated financial statements.

BWX TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2013

	Historical BWXT	Pro Forma Adjustments (b)		BWXT Pro Forma
	(in thousands, except share and per share amounts)
Revenues	$3,269,208	$(1,722,545)		$1,546,663

Costs and Expenses:
Cost of operations	2,301,648	(1,289,256)		1,012,392
Research and development costs	79,226	(21,043)		58,183
Losses (Gains) on asset disposals and impairments, net	1,049	(1,181)		(132)
Selling, general and administrative expenses	379,382	(181,658)		197,724
Special charges for restructuring activities	39,599	(18,343)		21,256

Total Costs and Expenses	2,800,904	(1,511,481)		1,289,423

Equity in Income of Investees	68,058	(18,387)		49,671

Operating Income	536,362	(229,451)		306,911

Other Income (Expense):
Interest income	1,443	(1,228)		215
Interest expense	(3,115)	462		(2,653)
Other – net	(17,517)	(1,444)		(18,961)

Total Other Income (Expense):	(19,189)	(2,210)		(21,399)

Income before Provision for (Benefit from) Income Taxes	517,173	(231,661)		285,512

Provision for (Benefit from) Income Taxes	184,583	(83,784	) (d)	100,799

Net Income	$332,590	$(147,877)		$184,713

Net Income Attributable to Noncontrolling Interest	13,488	289		13,777

Net Income Attributable to BWX Technologies, Inc.	$346,078	$(147,588)		$198,490

Earnings per common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$3.09			$1.77
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$3.07			$1.76

Shares in Used in the Computation of Earnings per Share:
Basic	111,901,750			111,901,750
Diluted	112,685,417			112,685,417

See accompanying noted to unaudited pro forma condensed consolidated financial statements.

BWX TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2012

	Historical BWXT	Pro Forma Adjustments (b)		BWXT Pro Forma
	(in thousands, except share and per share amounts)
Revenues	$3,291,359	$(1,768,495)		$1,522,864

Costs and Expenses:
Cost of operations	2,461,205	(1,378,384)		1,082,821
Research and development costs	120,562	(22,952)		97,610
Losses (Gains) on asset disposals and impairments, net	1,419	(3,276)		(1,857)
Selling, general and administrative expenses	428,293	(206,391)		221,902
Special charges for restructuring activities	—	—		—

Total Costs and Expenses	3,011,479	(1,611,003)		1,400,476

Equity in Income of Investees	66,709	(17,402)		49,307

Operating Income	346,589	(174,894)		171,695

Other Income (Expense):
Interest income	1,491	(1,391)		100
Interest expense	(3,735)	563		(3,172)
Other – net	(24,927)	1,994		(22,933)

Total Other Income (Expense):	(27,171)	1,166		(26,005)

Income before Provision for (Benefit from) Income Taxes	319,418	(173,728)		145,690

Provision for (Benefit from) Income Taxes	101,861	(58,474	) (d)	43,387

Net Income	$217,557	$(115,254)		$102,303

Net Income Attributable to Noncontrolling Interest	10,138	141		10,279

Net Income Attributable to BWX Technologies, Inc.	$227,695	$(115,113)		$112,582

Earnings per common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$1.92			$0.95
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$1.91			$0.95

Shares in Used in the Computation of Earnings per Share:
Basic	118,418,930			118,418,930
Diluted	119,021,324			119,021,324

See accompanying noted to unaudited pro forma condensed consolidated financial statements.

BWX TECHNOLOGIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)	Reflects the pro forma elimination of the assets, liabilities and equity associated with the Company’s former Power Generation business combined with related captive insurance operations which were contributed by us in conjunction with the spin-off, which are included in our historical condensed consolidated balance sheet.

(b)	Reflects the pro forma elimination of the operating results of the Company’s former Power Generation business. Selling, general and administrative expenses exclude general corporate overhead expenses that were allocated to the Power Generation operations that are not specifically identifiable as costs of the Power Generation business. Such general corporate overhead expenses do not meet the criteria to be presented in discontinued operations and thus will be presented as part of BWXT’s continuing operations.

(c)	Reflects the pro forma elimination, from continuing operations, of costs directly attributable to the spin-off, consisting primarily of fees for professional services.

(d)	Reflects the pro forma adjustment to income tax expense or benefit that has been allocated between continuing operations and discontinued operations in accordance with the intra-period allocation rules of Financial Accounting Standards Board Codification Topic 740-20, Income Taxes. This includes allocating to continuing operations the tax effects for changes in tax laws or rates, changes in tax status and changes in circumstances that may cause a change in judgment about the realization of deferred tax assets in future years.

(e)	Reflects the pro forma borrowings under BWXT’s revolving credit facility to support a cash payment of $132 million to BW. This cash payment was funded by a $30 million draw under BWXT’s revolver and net cash generated during the three months ended June 30, 2015. This payment was made pursuant to the terms of the Master Separation Agreement between BWXT and BW in order for BWXT to provide appropriate working capital and liquidity levels for BW following the spin-off.